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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 January 4, 1999


                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

                0-28496                                 62-1626938
         (Commission File No.)              (IRS Employer Identification No.)


401 Church Street, Nashville, Tennessee 37219
(Address of principal executive offices)

615/271-2025
(Registrant's telephone number, including area code)









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ITEM 5. OTHER EVENTS



Community Financial Group, Inc. (NASDAQ: CFGI), holding company of The Bank of Nashville, announced on January 4, 1999 that 1,752,992 warrants, representing the right to acquire common shares of the Company at an exercise price of $12.50, were exercised in the fourth quarter of 1998. This brings the total number of warrants exercised to 2,002,337, of the originally issued number of 4,744,927.

Warrants exercised in the fourth quarter, included in the above number, proceeds generated therefrom, and the number of common shares outstanding (4,216,531) at December 31, 1998 are subject to final verification by the Company's transfer agent.

All warrants not exercised by the close of business on December 31, 1998 have expired.


Exhibit 99.1: Copy of press release dated January 4, 1999 announcing the exercise of warrants.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMMUNITY FINANCIAL GROUP, INC.


Date:    1-7-99                         /s/ Mack S. Linebaugh, Jr.
      --------------------              ----------------------------------------
                                        Mack S. Linebaugh, Jr.
                                        Chairman, President
                                        and Chief Executive Officer


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                         COMMUNITY FINANCIAL GROUP, INC.


Exhibit 99.1:       Press release dated January 4, 1999